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                                                                       Exhibit n


CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Pre-Effective Amendment No. 1 to Registration Statement No. 333-132636 of CALAMOS Convertible and High Income Fund on Form N-2 of our report dated December 16, 2005, appearing in the Statement of Additional Information, which is part of such Registration Statement. We also consent to the reference to us under the caption "Experts" in the Statement of Additional Information.

/S/ Deloitte & Touche LLP
Chicago, Illinois
May 15, 2006